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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): June 14, 1999

                            Banc One ABS Corporation
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                     333-59845                  31-1467431
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(STATE OR OTHER JURISDICTION        (COMMISSION)            (I.R.S. EMPLOYER
OF INCORPORATION)                    FILE NUMBER)            IDENTIFICATION NO.)

         100 East Broad Street, Columbus, Ohio                    43271-1038
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)

Registrant's telephone number, including area code (614) 248-5800

                  Not Applicable
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(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



                         Exhibit Index Located on Page 5
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ITEM 5. OTHER EVENTS.

        In June 1999, the Registrant will cause the issuance and sale of approximately $500,000,000 initial principal amount of a single class of HELOC Asset-Backed Certificates, Series 1999-1 (the "Certificates"), pursuant to a Pooling and Servicing Agreement to be dated as of May 31, 1999, among the Registrant, Bank One, N.A., as Servicer, and The Bank of New York, as Trustee. In connection with the sale of the Certificates, the Registrant has been advised by Banc One Capital Markets, Inc., Morgan Stanley & Co. Incorporated and
Bear, Stearns & Co. Inc. (together, the "Underwriters"), that the Underwriters have furnished to prospective investors certain written descriptions of the securities to be offered that set forth the name of the issuer, the size of the potential offering, the structure of the potential offering (e.g. interest rate) and miscellaneous similar items (the "Structural Term Sheets") with respect to the Certificates following the effective date of Registration Statement No. 333-59845, but prior to the availability of a final Prospectus relating to the Certificates. In connection with the sale of the Certificates, the Registrant also has been informed by the Underwriters that the Underwriters have furnished to prospective investors certain descriptive information regarding the mortgage loans (the "Mortgage Loans") underlying the Certificates that set forth the number of Mortgage Loans, the principal balance of the Mortgage Loans, information regarding the mortgage rates thereon and miscellaneous similar items (the "Collateral Term Sheets") following the effective date of Registration Statement No. 333-59845 but prior to the availability of a final Prospectus relating to the Certificates. The
Structural Term Sheets and Collateral Term Sheets are being filed as an exhibit to this report.

        The Structural Term Sheets and Collateral Term Sheets attached hereto have been provided by the Underwriters. The information in the Structural Term Sheets and Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

     (a) Financial Statements of Businesses Acquired.

         Not  applicable

     (b) Pro Forma Financial Information.

         Not applicable

     (c) Exhibits.

         99.1 Structural Term Sheets and Collateral Term Sheets prepared by the Underwriters in connection with the sale of the Certificates of the Registrant.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             BANC ONE ABS CORPORATION, Registrant



                                  By:   /s/ Daniel A. Long, Jr.
                                      -------------------------
                                  Name:  Daniel A. Long, Jr.
                                  Title: Vice President


Dated: June 16, 1999



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                                INDEX OF EXHIBITS


      Exhibit        Description
      -------        -----------

        99.1 Structural Term Sheets and Collateral Term Sheets prepared by the Underwriters in connection with the sale of the Certificates of the Registrant.




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